                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 28, 2000 incorporated by reference in Mission Resources Corporation's Form 8-K dated May 16, 2001 and to all references to our Firm included in this registration statement.




                                        /s/ ARTHUR ANDERSEN LLP

Houston, Texas
July 26, 2001